UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

ORGENESIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54329	98-0583166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 659-6404

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbol(s)	which registered

Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 26, 2019, Orgenesis Inc. (the "Company") held its 2019 annual meeting of stockholders (the "2019 Annual Meeting") at 10:00 a.m. at the offices of Pearl Cohen Zedek Latzer Baratz LLP at 1500 Broadway, New York, NY. As of September 27, 2019, the record date for the 2019 Annual Meeting, there were 16,140,962 shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 6,960,680 shares of Common Stock, or approximately 43% of the shares entitled to vote, was present at the 2019 Annual Meeting. A description of the material terms of each proposal set forth below were included in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on October 8, 2019, as amended by the proxy supplement filed with the SEC on November 4, 2019. The final voting results of the 2019 Annual Meeting are set forth below.

1.    Proposal to elect directors to serve until the 2020 Annual Meeting of Stockholders.

The Company's stockholders elected each of the Company's five nominees for director to serve a term of one year to expire at the 2020 annual meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld
Vered Caplan	6,891,041	19,205
Guy Yachin	6,002,162	908,084
David Sidransky	6,271,308	638,938
Yaron Adler	5,999,246	911,000
Ashish Nanda	6,810,829	99,417

2.    Proposal to approve an amendment to increase the number of shares authorized for issuance of awards under the Company's 2017 Equity Incentive Plan from 1,750,000 shares to an aggregate of 3,000,000 shares of Common Stock,.

The Company's stockholders approved the proposal as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,876,457	716,930	316,859	-

3.    Proposal to approve an amendment to the Company's Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.0001 per share, in one or more series as determined by the Company's board of directors (the "Board"), with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,983,035	755,227	170,884	-

4.    Proposal to ratify the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,956,000	1,725	2,955	-

Proposals 1, 2 and 4 received the requisite number of votes and were approved. Proposal 3 did not receive the requisite number of votes and was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

By:

/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary

November 27, 2019